UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2017

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)  Determination of Cash Bonus Awards for Fiscal Year 2016.

 Summary Compensation Table

On August 22, 2017, the Board of Directors (the “Board”) of Lonestar Resources US Inc. (the “Company”), approved the 2016 annual bonuses for Messrs. Bracken, Schneider, and Olle, the Company’s named executive officers, based on the recommendation it received from the Compensation Committee of the Board to approve such bonus awards.

All other compensation for the named executive officers for the fiscal year ended December 31, 2016 was previously reported by the Company in the 2016 Summary Compensation Table beginning on page 38 of the Company’s amended and restated proxy statement, filed with the United States Securities and Exchange Commission on April 17, 2017 (the “Proxy Statement”). As of the filing of the Proxy Statement, the 2016 bonus awards for the named executive officers had not been determined and, therefore, were not included in the 2016 Summary Compensation Table. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised 2016 Summary Compensation Table, which includes the bonuses paid to the named executive officers and revised total compensation figures for 2016:

2016 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)
Frank D. Bracken, III	2016	600,000	300,000	454,603	(1)	1,354,603
Chief Executive Officer	2015	600,000	277,500	23,890	(1)	901,390
Barry D. Schneider	2016	420,000	210,000	30,702	(2)	660,702
Chief Operating Officer	2015	420,000	194,250	31,353	(2)	645,603
Thomas H. Olle	2016	350,000	75,000	20,200	(3)	445,200
Senior Vice President—Operations	2015	350,000	157,500	20,200	(3)	527,700

(1)

For 2016, includes $440,033 special payment to assist with tax obligations as a result of stock compensation awarded in 2013, $570 for executive medical coverage and $14,000 representing Mr. Bracken’s auto allowance. For 2015, includes $9,890 for executive medical coverage and $14,000 representing Mr. Bracken’s auto allowance.

(2)

For 2016, includes $8,102 for executive medical coverage, $12,000 representing Mr. Schneider’s auto allowance and $10,600 representing company matched 401(k) contributions. For 2015, includes $8,753 for executive medical coverage, $12,000 representing Mr. Schneider’s auto allowance and $10,600 representing company matched 401(k) contributions.

(3)

For 2016, includes $9,600 representing Mr. Olle’s auto allowance and $10,600 representing company matched 401(k) contributions. For 2015, includes $9,600 representing Mr. Olle’s auto allowance and $10,600 representing company matched 401(k) contributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: August 28, 2017	By:	/s/ Frank D. Bracken III
		Name:	Frank D. Bracken III
		Title:	Chief Executive Officer